SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ] Confidential, For Use of
                                              the Commission Only (as
                                              permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ACORN HOLDING CORP.
   -------------------------------------------------------------------------
               (Name Of Registrant As Specified In Its Charter)


   -------------------------------------------------------------------------
   (Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check appropriate box):

     [X]  No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

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     [ ]  Fee paid previously with preliminary materials:

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          was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

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
                          ACORN HOLDING CORP.
               (formerly ACORN VENTURE CAPITAL CORPORATION)
                            100 Park Avenue
                               23rd Floor
                        New York, New York 10017

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held December 30, 1997

To the Stockholders:

The Annual Meeting of the Stockholders of ACORN HOLDING CORP. (formerly ACORN VENTURE CAPITAL CORPORATION) (the "Company") will be held at Club 101, 101 Park Avenue, Lobby Level, New York, New York, on Tuesday, December 30, 1997, at 11:00 A.M., local time, for the following purposes:

          1. To elect seven directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

          2. To ratify the selection of the firm of Grant Thornton LLP as the independent public accountants of the Company for the 1997 fiscal year; and

          2. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

          The Board of Directors has fixed the close of business on November 14, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders (the "Meeting"). Only stockholders of record at the close of business on this date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                         By Order of the Board of Directors


                         STEPHEN A. OLLENDORFF
                         Secretary

November 17, 1997


     YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES PERSONALLY.

                        PROXY STATEMENT

                       ACORN HOLDING CORP.
           (formerly ACORN VENTURE CAPITAL CORPORATION)
                        100 Park Avenue
                           23rd Floor
                    New York, New York 10017


                 Annual Meeting of Stockholders
                  To Be Held December 30, 1997

                       GENERAL INFORMATION


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Acorn Holding Corp. (formerly Acorn Venture Capital Corporation) (the "Company") for use at the 1997 Annual Meeting of Stockholders (the "Meeting") to be held at Club 101, 101 Park Avenue, Lobby Level, New York, New York, on Tuesday, December 30, 1997, at 11:00 A.M., local time, and at any adjournment(s) thereof for the purposes set forth in the accompanying Notice of Meeting of Stockholders.

     The principal executive offices of the Company are located at 100 Park Avenue, 23rd Floor, New York, New York 10017 (telephone no. 212-685-5654). The enclosed proxy and this proxy statement are being transmitted to stockholders of the Company on or about
November 19, 1997.

Voting Securities; Solicitation and Revocation

     The Company's Board of Directors has fixed the close of business on November 14, 1997, as the record date for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. At the close of business on that date, 5,538,906 shares of Common Stock, par value $.01 (the "Common Stock"), were issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Meeting. The Company has no other class of securities entitled to vote at the Meeting.

     Proxies in the form enclosed are being solicited by, or on behalf of, the Board of Directors. The persons named in the proxy have been designated as proxies in respect of the Meeting by the Company's Board of Directors (the "Board"). Pursuant to Delaware corporate law and the Company's By-laws, the holders of a majority of the outstanding shares of Common Stock must be present in person or represented by proxy for a quorum to exist at the Meeting. If a quorum is present at the Meeting, the nominees for director shall be elected by a plurality of the votes present (in person or by proxy) at the Meeting and entitled to vote thereon. The approval of all other matters to be properly brought by the Board of Directors before the Meeting (assuming a quorum exists) requires the affirmative vote of the holders of a majority of the shares of Common Stock present (in person or by proxy) at the Meeting and entitled to vote thereon.

          Abstentions and broker non-votes (i.e., shares of Common Stock represented at the Meeting by proxies held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) with respect to any proposal will be included in determining the existence of a quorum. Abstentions and broker non-votes will not be counted in tabulations of the votes cast on proposals. Thus, neither abstentions nor broker non-votes will have an effect on the outcome of the election of the nominees for directors, which requires only a plurality of the votes at the Meeting, or of the ratification of the selection of the independent accountants, which requires only the affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) at the Meeting in favor of such proposal.

     Shares represented by properly executed proxies received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted "FOR" the election of all of the nominees for directors named herein, and "FOR" the ratification of the selection of the firm of Grant Thornton LLP as the Company's independent public accountants for the 1997 fiscal year. In the unanticipated event that any other matters are properly presented at the Meeting for action, the persons named in the proxy will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their judgment.

     Any proxy given pursuant to this solicitation may be revoked by a stockholder at any time before it is voted by written notification thereof delivered to Messrs. Edward N. Epstein and/or Stephen A. Ollendorff (Company Secretary), c/o of the Company at the address set forth hereinabove, by voting in person at the Meeting, or by executing and delivering another proxy bearing a later date. Attendance by a stockholder at the Meeting does not alone serve to revoke his or her proxy.

     The solicitation of proxies will be made principally by mail and, in addition, may be made by directors and officers of the Company personally or by telephone or telegraph, without special or extra compensation for such services. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and the Company will, upon request, reimburse them for their out-of-pocket and clerical expenses in transmitting proxies and related material to beneficial owners. The costs of soliciting proxies will be borne by the Company. It is estimated that said costs will be relatively nominal.

Annual Report

     The Company's Annual Report for the fiscal year ended December 31, 1996, which contains audited financial statements, is being mailed with this Proxy Statement to all Company stockholders of record as of the close of business on November 14, 1997.


            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                      OWNERS AND MANAGEMENT

     The following table sets forth, as of the close of business on November 14, 1997, information as to the stockholder (other than members of the Company's management), which is known by the Company to beneficially own more than 5% of its Common Stock.

                             No. of Shares
Name and Address             Beneficially     Percentage
of Beneficial Owner           Owned(1)         of Class
-------------------          -------------    ----------
Asset Value Fund              1,279,900         23.10%
 Limited Partnership
376 Main Street
P.O. Box 74
Bedminster, NJ  07921

Herbert Berman(2)              283,600           5.12%
405 Lexington Avenue
New York, NY  10174
_______________
(1) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the 1934 Act.
     Such beneficial ownership includes both sole voting and sole dispositive power.

(2) Excludes 51,000 shares of Common Stock owned by his adult children, with respect to which he disclaims beneficial ownership.

Ownership by Management

     The following table sets forth, as of November 14, 1997, the beneficial ownership of the Common Stock of the Company by (i) each present director and nominee for election as a director of the Company (including the two Named Executives, as defined below) of the Company, and (ii) all directors and executive officers of the Company as a group (based upon information furnished by such per-sons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days.

                             No. of Shares
Name and Address             Beneficially     Percentage
of Beneficial Owner(1)        Owned(2)         of Class
----------------------       --------------   ----------
Bert Sager..............       351,500(3)(4)     6.17%

Stephen A. Ollendorff...     1,513,700          25.79%
                               (4)(5)(6)

Edward N. Epstein.......       957,500(4)(5)(7) 16.83%

Paula Berliner..........       195,800(4)(8)     3.49%

Mark Auerbach...........         -               -

Edward S. Croft, III....         -               -

Ronald J. Manganiello...       157,300(9)        2.84%

Paul C. Meyer...........         8,665           *

Joel J. Silver..........         3,000           *

Kenneth I. Sawyer.......         1,000           *

All directors and executive
 officers as a group
 (10 persons)...........     2,241,486(4)       35.36%


___________
*  Less than 1%.

(1) The business address, for purposes hereof, of all of the Company's directors and executive officers is in care of the Company's principal executive offices at 100 Park Avenue, 23rd Floor, New York, New York 10017.

(2) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the 1934 Act. Unless otherwise specifically noted herein, the Company believes that all persons in the above table have sole voting and dispositive power with respect to all shares of Common Stock shown to be beneficially owned by them.

(3) Does not include 76,825 shares of Common Stock owned by Marilyn Sager, his wife, with respect to which Mr. Sager disclaims beneficial ownership.

(4) Includes the following shares of Common Stock that may be acquired upon the exercise of options within 60 days of November 1, 1997: Mr. Sager - 160,000; Mr. Ollendorff - 330,000; Mr. Epstein - 150,000; and Ms. Berliner - 70,000,
     respectively; and all directors and executive officers as a group (10 persons) - 800,000.

(5) Stephen A. Ollendorff, the Company's Chief Executive Officer, has entered into an Irrevocable Proxy and Voting Agreement With Respect to Election of Directors, dated December 19, 1995, with Edward N. Epstein, the Company's President, with respect to the 957,500 shares of Common Stock beneficially owned by Mr. Epstein. This arrangement is described in "Certain Relationships and Related Transactions." Accordingly, Mr. Ollendorff's beneficial ownership includes such shares. Other than as set forth above, Mr. Ollendorff disclaims beneficial ownership of such shares.

(6)  Includes 1,000 shares owned by Bjorg Ollendorff, Mr.
     Ollendorff's wife.

(7) Includes 7,500 shares owned by Mr. Epstein as trustee for his minor child.

(8)  Includes 27,500 shares owned by Warren Berliner, Ms.
     Berliner's husband.

(9)  Includes 22,300 shares owned by Lisa Manganiello, Mr.
     Manganiello's wife.


            PROPOSAL I:  ELECTION OF SEVEN DIRECTORS

     The entire Board of Directors is to be elected at the Meeting. The Company's By-laws provide that the number of directors comprising the Board shall be at least one, such number to be fixed by resolution of the Board. The number of directors, which is presently set at nine, has been reset by the Board to be seven persons effective immediately prior to the commencement of the Meeting. The seven persons listed below, all of whom have consented to being named in this Proxy Statement and to serving if elected, have been nominated to serve as directors of the Company until the Company's 1998 annual meeting of stockholders and until their respective successors have been duly elected and qualified. All of the nominees, except Ronald J. Manganiello, are currently directors of the Company, and each was elected by the Company's stockholders at the last annual meeting of stockholders, with the exception of Edward S. Croft, III. Mr. Croft was selected to the Board by the other members thereof in January 1997. Mr. Manganiello was a director of the Company from November 1995 until January 1997. In light of the recent determination of the Company (and approved by its stockholders) to withdraw its election to be treated as a business development company and the related reduction in the size of the Board, Messrs. Auerbach, Meyer and Silver, with their agreement, will not be standing for re-election to the Board.

     Proxies in the accompanying form will be voted at the Meeting in favor of the election of each of the nominees listed below, unless authority to do so is specifically withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the unexpected event that any of such nominees should become unable to or for good cause will not serve, the persons named in the accompanying proxy have discretionary authority to select and vote for the election of substitute management nominees. Directors will be elected by a plurality of the votes present at the Meeting in person or by proxy and entitled to vote thereon.

     Set forth below is certain information with respect to each nominee for election as a director of the Company (based solely on information provided by such nominees):

               Year of     Principal Occupations During
                First           Past Five Years;
Name and Age   Election       Other Directorships
------------   --------    ----------------------------
Bert Sager       1983      Co-Chairman of the Board of the Company
(72)  (1)(2)               since November 1995 and Chairman from
                           June 1989 to November 1995; from
                           inception until June 1989, President;
                           for more than the past five years, a
                           practicing attorney; director of
                           Computer Products, Inc. a manufacturer
                           of standardized electronic products,
                           and Windmere-Durable Holdings, Inc., a
                           manufacturer of personal care products.

Stephen A.
  Ollendorff
(59)  (1)(2)     1983      Chief Executive Officer since September
                           1992, and Chairman of the Board since
                           November 1995; President of the Company
                           from June 1989 until November 1995 and
                           Vice President from inception until his
                           election as President; Of Counsel to
                           the law firm of Hertzog, Calamari &
                           Gleason since December 1990.  Director
                           of Computer Products, Inc.

Edward N.        1995      President and Chief Operating Officer
 Epstein*                  of the Company since November 1995.
(57) (1)(2)                for more than the past five years, a
                           principal of Edward N. Epstein &
                           Assoc., a consulting firm specializing
                           in corporate structuring and
                           management; since January 1996, a
                           principal in the merchant banking firm
                           of New Canaan Capital LLC; since July
                           1996, a principal of Sylhan LLC, an
                           integrated contract manufacturer
                           specializing in the precision machining
                           of refractory metal parts.

Paula Berliner   1992      Vice President of the Company since
(54) (1)(2)                June 1992; since May 1990, private
                           investor; director of the Family Bank
                           of Hallandale, located in Florida.

Edward S. Croft, 1997      Since August 1996, Managing Director
(54)  (3)                  of Croft & Bender L.L.C., an investment
                           banking firm and strategic financial
                           advisory firm.  From April 1996 to
                           August 1996, President of Croft & Co.,
                           a financial advisory firm; for more
                           than five years prior to April 1996,
                           Managing Director of The Robinson-
                           Humphrey Company, Inc., an investment
                           banking firm.  Director of Computer
                           Products, Inc., Tensar Corporation, a
                           manufacturer of plastic products, and
                           Just For Feet, Inc., an athletic
                           footwear retailer.

Ronald J.         1995     Since January 1996, a principal in the
 Manganiello*              merchant banking firm of New Canaan
(48)                       Capital LLC; since July 1996, a
                           principal of Sylhan LLC; from 1986 to
                           January 1996, Mr. Manganiello was
                           Chairman and Chief Executive Officer of
                           Hanger Orthopedic Group, Inc., a
                           publicly-traded provider of patient
                           care services and products for orthotic
                           and prosthetic rehabilitation; director
                           of Hanger Orthopedic Group, Inc.

Kenneth I. Sawyer 1992     For more than the past five years,
(51)  (2)(4)               Chairman of the Board, President and
                           Chief Executive Officer of
                           Pharmaceutical Resources, Inc. (NYSE),
                           a manufacturer of generic drugs.

     Set forth below is certain information with respect to directors who will not stand for re-election as directors of the Company (based solely on information provided by such persons).

               Year of     Principal Occupations During
                First           Past Five Years;
Name and Age   Election       Other Directorships
------------   --------    ----------------------------
Mark Auerbach     1995     Since June 1993, the Senior Vice
(59) (1)((3)(4)            President and Chief Financial Officer
                           of Central Lewmar L.P., a distributor
                           of fine papers; from August 1992 to
                           June 1993, a partner of Marron Capital
                           L.P., an investment banking firm; from
                           July 1990 to August 1992, he was
                           President, Chief Executive Officer and
                           Director of Implant Technology Inc., a
                           manufacturer of artificial hips and
                           knees; director of Pharmaceutical
                           Resources, Inc.,  and a director and
                           Chairman of the Board of Oakhurst
                           Company, Inc., a publicly-traded
                           holding company, whose subsidiaries
                           operate automotive after-market
                           distributors.

Paul C. Meyer     1990     Since October 1996, Executive Vice
(50)  (3)                  President and Chief Operating Officer
                           of PlayNet Technologies, Inc., a
                           developer and manufacturer of location-
                           based, pay-per-play, tournament games
                           and entertainment products; from
                           January 1994 to October 1996, held
                           various executive positions at Viacom
                           New Media, a publisher and distributor
                           of multimedia products and a Division
                           of Viacom International, Inc.; from
                           October 1991 through January 1994,
                           President of Paul C. Meyer & Inc., a
                           financial consulting firm specializing
                           in financial and operational
                           restructuring of companies; from
                           February 1990 until December 1991,
                           President of Superior Toy &
                           Manufacturing Company.

Joel J. Silver    1983     Since December 1994, Chairman,
(61) (4)                   Chief Executive Officer and a director
                           of International Cutlery, Ltd., a
                           publicly-traded specialty gift store
                           operation; co-founded CW Acquisitions,
                           Inc., in 1990 and served from its
                           inception as a director and until 1993,
                           as senior executive vice president.  In
                           June 1993, appointed CW Acquisition,
                           Inc.'s co-chairman, president and chief
                           executive officer;  a director,
                           president, treasurer and secretary of
                           Hoffritz Holding Company, Inc. and a
                           director and senior executive vice
                           president of each of Hoffritz For
                           Cutlery, Inc. and Edwin Jay, Inc.,
                           which positions he held for
                           approximately 19 years.  In August
                           1994, certain creditors of CW
                           Acquisitions, Inc. and the three
                           Hoffritz entities filed involuntary
                           petitions in the Court pursuant to
                           Chapter 11 of the U.S. Bankruptcy Code,
                           which petitions on September 28, 1994,
                           placed the companies into Chapter 11
                           reorganization proceedings.  The
                           bankruptcy proceeding was dismissed on
                           March 22, 1996.


__________
*  Designees for directors of Edward N. Epstein.  See "Certain
   Relationships and Related Transactions."

(1) Member of the Executive Committee.

(2) Member of the Nominating Committee.

(3) Member of the Audit Committee.

(4) Member of the Stock Option and Compensation Committee.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE SEVEN NOMINEES NAMED ABOVE AS DIRECTORS OF THE COMPANY.

Board of Directors; Committees of the Board

     The Board met eight times during fiscal 1996. During fiscal 1996, no director attended fewer than 75% of the total number of meetings of the Board and of the committees of the Board on which he served, except Mr. Sawyer who attended 67% of the meetings during fiscal 1996.

     The Board has established four standing committees, consisting of the Executive Committee, Audit Committee, Stock Option and
Compensation Committee and the Nominating Committee. The current functions of such committees are as follows:

     The Audit Committee, which was established in November 1995, held one meeting during fiscal 1996 and acted once by unanimous written consent. The Audit Committee reviews the internal and external audit functions of the Company and makes recommendations to the Board with respect thereto. It also has primary responsibility for the formulation and development of the auditing policies and procedures of the Company and for making recommendations to the Board with respect to the selection of the Company's independent auditing firm. The Chairman of this Committee is Mark Auerbach.

     The Stock Option and Compensation Committee did not hold any meetings during fiscal 1996 (but has met once in fiscal 1997).
This Committee has primary responsibility for the administration of the Company's 1991 Stock Option Plan, including responsibility for the granting of options thereunder. The Committee is also responsible for establishing the overall philosophy of the Company's executive compensation program and overseeing the Company's compensation strategy. The Chairman of this Committee is Mark Auerbach.

     The function of the Executive Committee, which was established in November 1995 (and which did not hold any meetings during fiscal
1996), is to exercise the powers of the Board in the management of the business and affairs of the Company, subject to limits imposed by applicable law. The Chairman of this Committee is Stephen A. Ollendorff.

     The Nominating Committee held one meeting during fiscal 1996. This Committee recommends nominees to fill vacancies of the Board and the slate of directors to be submitted to stockholders at the Company's annual meetings. The Nominating Committee will consider responsible recommendations by the Company's stockholders of candidates to be nominated as directors of the Company. All such recommendations must be in writing and addressed to the Secretary of the Company. By accepting a stockholder recommendation for consideration, the Nominating Committee does not undertake to adopt or take any other action concerning the recommendation or to give the proponent its reasons for any action or failure to act. The Chairman of this Committee is Stephen A. Ollendorff.

Section 16(a) Compliance

     The Company is aware of the following late filings of reports required by Section 16(a) of the 1934 Act in respect of fiscal year 1996: Paul Meyer failed to file, on a timely basis, his Annual Statement of Changes in Beneficial Ownership on Form 5; and Kenneth
I. Sawyer failed to file, on a timely basis, a Statement of Changes in Beneficial Ownership on Form 4. These filings were subsequently made on the appropriate forms.

Compensation of Directors

     Effective December 1993, directors who are not executive officers of the Company are compensated for their services by payment of an annual retainer of $4,000, $500 for each Board meeting attended in person by such director (excluding the four regular quarterly Board meetings) and $250 for each committee meeting attended in person by such director.

     Paul C. Meyer, a director of the Company, has received annual compensation of $10,000, subject to cost-of-living adjustments, to review, on behalf of the Board, the financial and operational viability of potential portfolio companies.

Certain Relationships and Related Transactions

     Mr. Ollendorff, Chief Executive Officer of the Company, is of counsel to Hertzog, Calamari & Gleason, general counsel to the
Company.   Mr. Ollendorff has entered into an Irrevocable Proxy and
Voting Agreement With Respect to Election of Directors (the "Proxy"), with Edward N. Epstein, with respect to the shares of Common Stock beneficially owned by Mr. Epstein (the "Stock"), commencing on December 19, 1995 and terminating on December 31 of such year in which either party shall have given the other party at least twelve (12) months' prior written notice thereof; provided, that the Proxy shall remain in full force and effect until at least
December 31, 1998.   If any shares of the Stock covered by the
Proxy are sold to any other party, the Proxy as it relates to such shares of Stock shall terminate immediately upon such sale. Pursuant to the Proxy, Mr. Ollendorff undertakes to vote the Stock, as well as use his best efforts (including voting shares of stock of the Company owned by him) for the election of the greater of (i) two directors or (ii) a number of directors equal to 22% (rounded up to the next highest number) of the entire Board, acceptable to
Mr. Epstein.   Pursuant to the foregoing, Mr. Epstein has
designated himself and Ronald J. Manganiello to Mr. Ollendorff with respect to the election of members of the Board as acceptable to him.

Executive Officers

     The executive officers of the Company consist of Mr.
Ollendorff as Chairman of the Board, Chief Executive Officer and
Secretary, Bert Sager as Co-Chairman of the Board, Mr. Epstein, as President and Chief Operating Officer, Mrs. Berliner, as Vice
President, and Larry V. Unterbrink as Treasurer.

     The following table sets forth certain information with respect to the executive officer of the Company who is not a director or nominee for election as a director:

Name                                            Age
----                                            ---
Larry V. Unterbrink..........................    63
     Treasurer of the Company since February
     1990; director from 1985 until February
     1995.  Private investor residing in Florida.
     From May 1982 to December 1994, President and Treasurer of Seahorse Ltd., a leasing and publishing company. Since November
     1996, a principal of Groupe Financier, a publishing and consulting firm specializing in international finance.


                     EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information for the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, respectively, respecting compensation earned by the Chief Executive Officer of the Company and the only other executive officer (whose salary and bonus earned in fiscal 1996 exceeded $100,000) of the Company serving at the end of fiscal 1996 (the "Named Executives").


                                                                 Long-Term
                             Annual Compensation                Compensation
                         --------------------------------      --------------
                                                                 Securities
Name and Principal                                               Underlying
     Position            Year      Salary($)     Bonus($)       Options(#)(1)
---------------------    ----      -----------   --------       -------------
Stephen A. Ollendorff    1996      $264,042(2)      -               -
 Chairman and Chief      1995       256,750(2)      -               -
 Executive Officer       1994       250,000(2)      -               -


Edward N. Epstein        1996      $150,000         -               -
 President and           1995      $122,500(3)    $30,000         150,000
 Chief Operating
 Officer

-------------
(1)      Represents options awarded under the 1991 Stock Option
         Plan.

(2) Mr. Ollendorff has voluntarily assumed responsibility for rent and secretarial expenses relating to the Company's
         New York office. Mr. Ollendorff does not receive any fringe benefits from the Company.

(3) This amount was paid to Mr. Epstein pursuant to his consulting agreement with the Company.


     The Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officers are entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid.
Executives who qualify are permitted to participate in the Company's 1991 Stock Option Plan.

Stock Option Grants In Last Fiscal Year

     During the fiscal year ended December 31, 1996, there were no stock option grants or stock appreciation rights granted to the Named Executives.

     On November 22, 1994, the Stock Option and Compensation Committee authorized an amendment to the Company's outstanding stock options in order to deter a hostile takeover, whereby each optionee would be given the opportunity to exercise his/her options at the exercise price of $.5625 (equal to the "fair market value" of the Company's common stock on November 22, 1994), in the event
of a "change of control."   A "change of control" would occur in
the following circumstances: (i) the first purchase of shares of equity securities of the Company pursuant to a tender offer or exchange offer (other than an offer by the Company) for 25% or more of the equity securities of the Company, which offer has not been approved by the Board of the Company, (ii) a single purchaser or a group of associated purchasers acquiring, without the approval or consent of the Board of the Company, securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities in one or a related series of transactions, or (iii) in respect of an election of directors by the Company's stockholders, the election of any or all of the management's slate of directors being contested or opposed, whether through a solicitation of proxies, or otherwise. As of November 17, 1997, no such "change of control" has occurred.

          On November 7, 1996, the Board authorized the Company to loan moneys to officers and employees of the Company in order to encourage them to exercise their stock options. The term of such loans would be for the shorter of ten years or 60 days after termination of employment of the officer or employee, interest would accrue and be payable monthly on the principal, at the prevailing rate applicable to 90-day treasury bills at the time the loan is made, and the loan would be collateralized at all times, which collateral (subject to applicable law) may include shares of the Company. The loans must be collateralized so that the fair market value of the collateral would equal or exceed the principal outstanding amount of the loan at all times. As of November 17, 1997, no such loans to officers or employees have been made by the Company.

Year-End Option Values Table

     The following table sets forth information at December 31, 1996 respecting exercisable and non-exercisable options held by the Named Executives. During fiscal 1996, the Named Executives did not exercise any stock options. The table also includes the value of "in-the-money" stock options which represents the spread between the exercise prices of the existing stock options and the year-end price of the Common Stock.


                   Number of Unexercised       Value of Unexercised In-
                        Options Held               the-Money Options
                  at December 31, 1996(1)      Held at December 31, 1996(1)
                 --------------------------    ----------------------------
                                   Not                              Not
Name             Exercisable    Exercisable     Exercisable     Exercisable
------           -----------    -----------     -----------     -----------
Stephen A.
  Ollendorff      280,000(2)      -0-             $  7,800         $-0-

Edward N.
  Epstein         150,000         -0-             $155,250         $-0-
________________
(1) Based upon the closing sales price of the Common Stock on December 31, 1996 ($1.91).

(2) On November 19, 1995, Mr. Ollendorff surrendered an aggregate of 40,000 stock options previously granted to him in order to enable the Company to grant options to another executive.




Employment Arrangements

     The Company has entered into an employment agreement with Stephen A. Ollendorff, pursuant to which Mr. Ollendorff receives annual compensation of $250,000, subject to annual cost-of-living adjustments, from the Company. On January 17, 1996, Mr. Ollendorff's employment agreement was amended in order to clarify certain terms and conditions, including the geographic location in which services are to be provided, events of termination and his obligations with respect to confidential information, non-solicitation of employees and covenants not to compete. Mr. Ollendorff agrees to devote such time to the business and affairs of the Company as he believes is necessary for the operations of the Company. In addition, Mr. Ollendorff has voluntarily assumed responsibility for rent and secretarial expenses relating to the Company's New York office. Mr. Ollendorff receives no fringe benefits from the Company.

     Effective January 1, 1997, Mr. Ollendorff receives a salary of $120,000 per year as Chairman of the Board of Recticon Enterprises, Inc. ("Recticon"), which amount is paid by the Company from the amounts paid by Recticon to the Company each month. In addition, Recticon rents office space in Mr. Ollendorff's New Jersey office and pays rent directly to Mr. Ollendorff directly for such space in the amount of $500 per month. Any amounts received by Mr. Ollendorff from Recticon as rent and/or salary are deducted from his salary from the Company to the extent and as long as he receives such monies from Recticon.

     The Company entered into an employment agreement with Edward
N. Epstein, effective January 1, 1996, for a three year period, for an annual compensation of $150,000, subject to cost-of-living adjustments. In addition, the Stock Option and Compensation Committee granted Mr. Epstein a $35,000 bonus in 1996. Mr. Epstein agrees to devote such time to the business and affairs of the Company as he believes is necessary for the operations of the Company. Prior to the execution of such employment agreement, Mr. Epstein had been retained as a consultant to the Company, at the annual compensation of $120,000.

     As a result of an agreement between Messrs. Epstein and Ollendorff, Mr. Ollendorff voluntarily reduced his compensation for 1996 by $24,280 to $242,475 in order to increase Mr. Epstein's compensation for 1996 by $24,280 to $209,230. Mr. Ollendorff has agreed not to accept any increased compensation (other than cost-of-living increases) until Mr. Epstein's annual compensation shall be equal to Mr. Ollendorff's.

     In addition, effective October 31, 1991, the Company entered into employment agreements, for minimum three-year periods, which have been renewed by their terms, with the following officers. These agreements were amended in January 1996 to clarify certain terms and conditions, including the geographic location in which services are provided, events of termination and obligations with respect to confidential information, non-solicitation of employees and covenants not to compete.

     Bert Sager--$20,000 per year, subject to cost-of-living adjustments, to devote such time to the business and affairs of the Company as he deems necessary to fulfill his obligations as Co-
Chairman of the Board.

     Larry V. Unterbrink--$20,000 per year, subject to cost-of-living adjustments, to devote such time to the business and affairs of the Company as he deems necessary to fulfill his obligations as Treasurer.

     Paula Berliner, Vice President of the Company since June 1992 and a director of the Company since September 1992, reviews, on behalf of the Board, the financial and operational viability of potential portfolio companies at an annual compensation of approximately $22,300, subject to cost-of-living adjustments.



             PROPOSAL II: RATIFICATION OF SELECTION
                     OF INDEPENDENT AUDITORS

     The Board has selected the firm of Grant Thornton LLP ("Grant Thornton"), independent certified public accountants, to act as independent public accountants and to audit the books, records and accounts for the Company for the fiscal year ending December 31, 1997. In accordance with a resolution of the Board, this selection is being presented to the stockholders for their ratification at the Meeting. If the stockholders do not ratify the selection of Grant Thornton, the selection of independent accountants will be reconsidered by the Board. A representative of Grant Thornton is expected to be present at the Meeting and will have the opportunity to make a statement, if he/she so desires, and will be available to respond to appropriate questions.

     During the Company's 1995 and 1996 fiscal years, the Company engaged the accounting firm of Coopers & Lybrand L.L.P. ("C&L"), independent accountants, to audit the books, records and accounts of the Company. Since the Company recently withdraw its election to be treated as a business development company under the Investment Company Act of 1940, its financial statements will, in the future, be prepared on a consolidated basis. Grant Thornton is presently the auditor for the Company's principal subsidiary. The Company determined that it would be appropriate to engage Grant Thornton as its auditor for the fiscal year ended December 31, 1997. The Company notified C&L, on November 3, 1997, that it would no longer utilize its services as independent accountants. On November 3, 1997, the Company engaged the firm of Grant Thornton to act as its independent accountants for the 1997 fiscal year. The Company's decision to change independent accountants was approved by the Company's Board of Directors upon recommendation of its Audit Committee. For the 1995 and 1996 fiscal years, C&L's reports on the Company's financial statements for such fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, there was an explanatory paragraph in each report relating to the valuation of investments being based on the best estimate of the Board in the absence of readily ascertainable market values. In connection with the audits of the Company's financial statements for each of the two fiscal years ended as of December 31, 1996, and in the subsequent interim period, there were no disagreements with C&L on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of C&L would have caused C&L to make reference to the matter in their report on the Company's financial statements for such periods. C&L has previously stated in connection with filings with the Commission that it agrees with the statements contained in this paragraph.

     The affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is required for the ratification of the selection of Grant
Thornton.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF
PROPOSAL II.

                          OTHER MATTERS

     As of the date of this proxy statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting, other than as described above. If any other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, pursuant to the Company's By-laws, it is the intention of the persons named in the accompanying form of proxy to vote proxies in accordance with their judgment. Pursuant to the Company's By-laws, for business to be properly brought before this Meeting, a stockholder must have given timely notice thereof on or before November 1, 1997.


               SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder who intends to present a proposal or action at the Company's 1998 Annual Meeting of Stockholders must comply with the requirements of Rule 14a-8 of the 1934 Act and the Company's By-Laws. Rule 14a-8 requires, among other things, that a proposal shall have been received by the Company in writing at its principal executive office not later than July 20, 1998 in order for such proposal to be considered for inclusion in the Proxy Statement relating to the 1998 Annual Meeting of Stockholders. In addition, the Company's By-Laws require that a stockholder proposal shall have been received by the Company no earlier than October 2, 1998 and no later than November 1, 1998.


                              By Order of the Board of Directors



                              STEPHEN A. OLLENDORFF
                              Secretary



Dated:  November 17, 1997

                       ACORN HOLDING CORP.
          (formerly ACORN VENTURE CAPITAL CORPORATION)
            Proxy for Annual Meeting of Stockholders
                  to be Held December 30, 1997

         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS

     The undersigned stockholder(s) of ACORN HOLDING CORP., a Delaware corporation (the "Company"), hereby constitutes and appoints EDWARD N. EPSTEIN and STEPHEN A. OLLENDORFF, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the 1997 Annual Meeting of Stockholders of the Company to be held at Club 101, 101 Park Avenue, Lobby Level, New York, New York 10017 on December 30, 1997, at 11:00 A.M. (local time), and any adjournment(s) thereof, all of the shares of stock which the undersigned would be entitled to vote if then personally present in the manner specified and on any other business as may properly come before the meeting.

     This Proxy will be voted in accordance with the instructions given. If no instructions are given in respect of a Proposal, this Proxy will be voted "FOR" such Proposal.

Please mark boxes __ or x in blue or black ink.

1.  ELECTION OF DIRECTORS

     FOR all nominees listed below         WITHHOLD AUTHORITY to
     (except as marked to the              vote for all nominees
     contrary below)          /__/         listed below      /__/

    Paula Berliner, Edward S. Croft, III, Edward N. Epstein,
         Ronald J. Manganiello, Stephen A. Ollendorff,
                 Bert Sager, Kenneth I. Sawyer,

(Instruction: To withhold authority to vote for any individual nominee(s) write the nominee's name in the space below):

______________________________________________________

                (Continued and to be signed on the reverse side.)

2.   RATIFICATION OF THE SELECTION OF THE FIRM OF
     GRANT THORNTON LLP AS THE INDEPENDENT PUBLIC
     ACCOUNTANTS OF THE COMPANY FOR THE 1997 FISCAL YEAR

     FOR _____     AGAINST _____    ABSTAIN _____


     In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and as set forth in Rule
     14a-4(c) of the Securities Exchange Act of 1934.


               Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                              Dated________________________, 1997

                              ___________________________________
                                           Signature

                              ___________________________________
                                  Signature if held jointly

                              Title______________________________